Share Plans	3 Months Ended
Dec. 27, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share Plans
Share Plans
During the quarter ended December 27, 2013, the Company issued its annual share-based compensation grants. The total number of awards issued was approximately 3.0 million, of which 1.9 million were stock options, 0.5 million were restricted unit awards and 0.6 million were performance share unit awards. The options and restricted stock units vest in equal annual installments over a period of 4 years, and the performance share unit awards vest after a period of 3 years based on the level of attainment of the applicable performance metrics, which are determined by the Compensation and Human Resources Committee of the Board. The weighted-average grant-date fair value of the stock options, restricted unit awards and performance share unit awards was $10.12, $37.15 and $39.01, respectively. The weighted-average assumptions used in the Black-Scholes option pricing model included an expected stock price volatility of 33%, a risk free interest rate of 1.63%, an expected annual dividend per share of $0.64 and an expected option life of 5.5 years.
During the quarter ended December 28, 2012, the Company issued its annual share-based compensation grants. The total number of awards issued was approximately 4.2 million, of which 2.6 million were stock options, 0.7 million were restricted unit awards and 0.9 million were performance share unit awards. The options and restricted stock units vest in equal annual installments over a period of 4 years, and the performance share unit awards vest after a period of 3 years based on the level of attainment of the applicable performance metrics, which are determined by the Compensation and Human Resources Committee of the Board. The weighted-average grant-date fair value of the stock options, restricted unit awards and performance share unit awards was $7.16, $27.14 and $30.36, respectively. The weighted-average assumptions used in the Black-Scholes option pricing model included an expected stock price volatility of 35%, a risk free interest rate of 0.86%, an expected annual dividend per share of $0.60 and an expected option life of 5.7 years.
In addition to the annual grant and in connection with the Separation, the Compensation and Human Resources Committee of the Board awarded as a one-time event Leadership Grants to selected employees in order to strengthen the alignment of the new senior management team with the shareholders of the post-Separation Company and to enhance employee retention. The total number of leadership awards issued was approximately 1.9 million, of which 1.5 million were stock options and 0.4 million were restricted unit awards. The options vest after a period of 3 years and restricted stock units vest in equal installments on the third and fourth anniversary of the grant date. The weighted-average grant-date fair value of the stock options and restricted unit awards was $7.20 and $27.14, respectively. The weighted-average assumptions used in the Black-Scholes option pricing model included an expected stock price volatility of 35%, a risk free interest rate of 0.87%, an expected annual dividend per share of $0.60 and an expected option life of 5.8 years.
The fair value of restricted stock units is determined based on the closing market price of the Company’s shares on the grant date. Performance share units, which are restricted share awards that vest dependent upon attainment of various levels of performance that equal or exceed targeted levels generally vest in their entirety three years from the grant date. The fair value of performance share units is determined based on the Monte Carlo valuation model. The compensation expense recognized for all restricted share awards is net of estimated forfeitures.
The share-based compensation disclosures were not recast for the divestiture of the South Korean security business as the amounts were not material.